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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

       Date of Report (Date of earliest event reported): DECEMBER 29, 2004

                          POWER3 MEDICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


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
                NEW YORK                                  0-24921                                 65-0565144
     (State or other jurisdiction of              (Commission File Number)          (I.R.S. Employer Identification No.)
      incorporation or organization)
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                     3400 RESEARCH FOREST DRIVE, SUITE B2-3
                           THE WOODLANDS, TEXAS 77381
              (Address of principal executive offices and zip code)



                                 (281) 466-1600
              (Registrant's telephone number, including area code)


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 29, 2004, Power 3 Medical Products, Inc. (the "Company") entered into amended and restated employment agreements (the "Employment Agreements") with each of its three executive officers: Steven B. Rash, Chief Executive Officer and a director of the Company, Ira L. Goldknopf, Chief Scientific Officer and a director of the Company, and Michael J. Rosinski, Chief Financial Officer of the Company. Each of the Employment Agreements is attached hereto as an exhibit.

         The Employment Agreement with Mr. Rash was made effective as of May 18, 2004, the date of his previously reported employment agreement. The Employment Agreement supersedes Mr. Rash's prior employment agreement and clarifies the restrictions applicable to the shares of common stock and Series B preferred stock granted to Mr. Rash. The Employment Agreement continues the initial term of five years provided in the original agreement, subject to each parties' termination rights. The Employment Agreement continues to provide for a base salary of $250,000 per year and the opportunity to receive cash bonuses based on performance upon the discretion of the board of directors. The Employment Agreement also continues to provide that if Mr. Rash's employment is terminated for any reason other than cause (as defined in the Employment Agreement), death or his resignation, Mr. Rash will be entitled to the following:

     o he will receive until the end of the Employment Agreement's term his salary as in effect on the date of termination;

     o he will continue to be eligible to receive contingent or deferred bonuses received prior to the date of termination;

     o   he will continue to vest under any previously awarded stock option; and

     o he will, to the extent allowed by any plan, remain eligible to participate in the benefit plans of the Company in which he participated prior to the date of termination.

         The Employment Agreement also includes participation in employee benefit plans offered by the Company to its employees, as well as the grant of 13,250,000 restricted shares of common stock and 1,500,000 restricted shares of Series B preferred stock, subject to the forfeiture provisions described below.

         The Employment Agreement with Dr. Goldknopf was made effective as of May 18, 2004, the date of his previously reported employment agreement. The Employment Agreement supersedes Dr. Goldknopf's prior employment agreement and clarifies the restrictions applicable to the shares of common stock and Series B preferred stock granted to Dr. Goldknopf. The Employment Agreement continues the initial term of five years provided in the original agreement, subject to each parties' termination rights. The Employment Agreement provides for a base salary of $125,000 per year through December 15, 2004 and a base salary thereafter of $100,000 per year and the opportunity to receive cash bonuses based on performance upon the discretion of the board of directors. The Employment Agreement continues to provide that if Dr. Goldknopf's employment is terminated for any reason other than cause (as defined in the Employment Agreement), death or his resignation, Dr. Goldknopf will be entitled to the following:

     o he will receive until the end of the Employment Agreement's term his salary as in effect on the date of termination;

     o he will continue to be eligible to receive contingent or deferred bonuses received prior to the date of termination;

     o   he will continue to vest under any previously awarded stock option; and

     o he will, to the extent allowed by any plan, remain eligible to participate in the benefit plans of the Company in which he participated prior to the date of termination.

         The Employment Agreement also includes participation in employee benefit plans offered by the Company to its employees, as well as the grant of 13,250,000 restricted shares of common stock and 1,500,000 restricted shares of Series B preferred stock, subject to the forfeiture provisions described below.

         The Employment Agreement with Mr. Rosinski was made effective as of July 2, 2004, the date of his previously reported employment agreement. The Employment Agreement supersedes Mr. Rosinski's prior employment agreement and clarifies the restrictions applicable to the shares of common stock granted to Mr. Rosinski. The Employment Agreement continues the initial term of three years provided in the original agreement, subject to each parties' termination rights. The Employment Agreement provides for a base salary of $120,000 per year and the opportunity to receive cash bonuses based on performance upon the discretion of the board of directors. The Employment Agreement also continues to provide that if Mr. Rosinski's employment is terminated for any reason other than cause (as defined in the Employment Agreement), death or his resignation, Mr. Rosinski will be entitled to the following:

     o he will receive until the end of the Employment Agreement's term his salary as in effect on the date of termination;

     o he will continue to be eligible to receive contingent or deferred bonuses received prior to the date of termination;

     o   he will continue to vest under any previously awarded stock option; and

     o he will, to the extent allowed by any plan, remain eligible to participate in the benefit plans of the Company in which he participated prior to the date of termination.

         The Employment Agreement also includes participation in employee benefit plans offered by the Company to its employees, as well as the grant of 140,000 restricted shares of common stock, subject to the forfeiture provisions described below.

         The terms of each Employment Agreement require each respective officer to forfeit all of the restricted shares of common stock and preferred stock received under his respective Employment Agreement if, at any time prior to the second year anniversary of the effective date of his respective Employment Agreement, the officer's employment with the Company terminates for any reason.

         In addition, until the officer's rights in the restricted shares received under such officer's Employment Agreement become nonforfeitable, the officer is prohibited from transferring any of such restricted shares. In the event of a change in control of the Company, as defined in the Employment Agreements, the Company may waive, in whole or in part, any and all remaining restrictions on the restricted shares of common stock and Series B Preferred Stock granted to the officer. After the restricted shares are no longer subject to the risk of forfeiture, the officer will have demand registration rights or piggyback registration rights.

         Each of the Employment Agreements contains a covenant not to compete with the Company during the period of employment and for a period of two years thereafter. Each Employment Agreement also contains a non-disclosure and non-use of proprietary information clause and a non-interference clause covering the period of employment and for a period of five years thereafter. Either party may terminate employment under the Employment Agreement, either with or without cause upon giving the other party at least thirty days notice.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

EXHIBIT NUMBER                                             DESCRIPTION
--------------                                             -----------

*Exhibit 10.1            Amended and Restated Employment Agreement, dated December 29, 2004 to be effective as of
                         May 18, 2004, by and between Power 3 Medical Products, Inc. and Steven B. Rash.

*Exhibit 10.2            Amended and Restated Employment Agreement, dated December 29, 2004 to be effective as of
                         May 18, 2004, by and between Power 3 Medical Products, Inc. and Ira L. Goldknopf.

*Exhibit 10.3            Amended and Restated Employment Agreement, dated December 29, 2004 to be effective as of
                         July 2, 2004, by and between Power 3 Medical Products, Inc. and Michael J. Rosinski

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* Filed herewith
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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POWER3 MEDICAL PRODUCTS, INC.


                                       By: /s/ Michael J. Rosinski
                                           ----------------------------------
                                           Michael J. Rosinski,
                                           Chief Financial Officer


Date:  January 5, 2005




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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                             DESCRIPTION
--------------                                             -----------

*Exhibit 10.1            Amended and Restated Employment Agreement, dated December 29, 2004 to be effective as of
                         May 18, 2004, by and between Power 3 Medical Products, Inc. and Steven B. Rash.

*Exhibit 10.2            Amended and Restated Employment Agreement, dated December 29, 2004 to be effective as of
                         May 18, 2004, by and between Power 3 Medical Products, Inc. and Ira L. Goldknopf.

*Exhibit 10.3            Amended and Restated Employment Agreement, dated December 29, 2004 to be effective as of
                         July 2, 2004, by and between Power 3 Medical Products, Inc. and Michael J. Rosinski

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* Filed herewith
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